UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-5207

ACM INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  December 31, 2005

Date of reporting period:   June 30, 2005

ITEM 1.   REPORTS TO STOCKHOLDERS.


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SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ACM Income Fund


Semi-Annual Report

June 30, 2005




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.




August 23, 2005


Semi-Annual Report

This report provides management's discussion of fund performance for ACM Income Fund (the "Fund") for the semi-annual reporting period ended June 30, 2005. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "ACG".

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest a portion of its assets in other fixed-income securities, including those issued by foreign governments. Additionally, the Fund may utilize other investment instruments, including options and futures, and employs leverage. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note G-Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 36.

Investment Results

The table on page 5 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, for the six- and 12-month periods ended June 30, 2005.

The Fund significantly outperformed its benchmark during both the six- and 12-month periods ended June 30, 2005. The Fund's use of leverage, at a time of continued solid positive returns for fixed-income markets, added to the Fund's premium. In addition, the Fund's emerging market debt holdings and country allocation also added to the Fund's relative performance versus the benchmark. Three of the Fund's largest emerging country weightings (Brazil, Mexico and Russia) posted solid returns, outperforming the benchmark. Low international interest rates, ample global liquidity, high commodity export prices and improved economic fundamentals in most emerging countries supported emerging debt bond prices.

Although both high yield and investment-grade corporate markets underperformed during the semi-annual reporting period, the Fund's exposure to those sectors was relatively small. Industry selection also helped, particularly the Fund's holdings in the wireless communications and property and casualty sectors.

Market Review and Investment Strategy

The U.S. Treasury market, as measured by the LB Treasury Index, posted a return of 3.20% for the six-month reporting period ended June 30, 2005 despite continued rate increases by the U.S. Federal Reserve (the "Fed"). During the period, the Fed raised rates 100 basis points in quarter percent increments to 3.25%. Nevertheless, long-term U.S. interest rates fell during the period, and the yield curve continued to flatten. Falling yields, in the view of the Fund's portfolio managers, were the result of sustained buying of U.S. Treasuries and other U.S. bonds by official and private foreign investors, coupled with complacency about inflation pressures.


ACM INCOME FUND o 1


The corporate markets, however, underperformed during the six-month period under review due to heightened spread volatility surrounding downgrades of General Motors (GM) and Ford Motor Company to below investment grade. The investment-grade corporate market returned 2.36% while high yield returned 1.11%, according to Lehman Brothers. Standard and Poor's acted first, downgrading GM and Ford to BB and BB+, respectively. Fitch Ratings followed with a downgrade of GM to BB+. Spreads on U.S. automakers had widened sharply in anticipation of such actions on the heels of GM's profit warning. Both Ford and GM suffered from declining SUV sales, loss of market share to Asian manufacturers, and massive health care and pension liabilities.

Though conditions for the automakers had been deteriorating for some time, the revision to GM's earnings forecast was the catalyst for the rating agencies--and bondholders--to re-evaluate the prospects of these one-time market leaders. Spreads on U.S. automakers rebounded in late May and June of 2005, though not enough to recoup losses since the start of the year. Downgrades to Ford and GM meaningfully affected the investment-grade and high-yield credit markets because they are among the largest bond issuers in the U.S.

As mentioned above in the Investment Results section, emerging market debt continued to be one of the best performing asset classes. This sector has enjoyed strong investor demand, a favorable low interest rate environment, strong global liquidity and improving individual country fundamentals. Additionally, many emerging debt countries markedly improved their external debt dynamics and pre-funded their debt obligations through 2006. According to the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, emerging market debt returned 5.11% for the semi-annual period ended June 30, 2005.

During the reporting period, the Fund's portfolio managers maintained the Fund's allocations to Brazil, Russia, Colombia, Mexico, Ecuador, Turkey and Peru. Within the Fund's investment-grade allocation, exposure to utilities, insurance, tier 1 banks and telecommunications was overweighted while autos were underweighted. Within the Fund's high yield allocation, exposure to cable, particularly satellite cable, as well as the financial and wireline industries, was overweighted. Additionally, the Fund was underweighted in the autos, technology, food/tobacco and retail industries within high yield.


2 o ACM INCOME FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance on page 5 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the designation "ACM IncFd." The Fund's NYSE trading symbol is "ACG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds." For additional shareholder information regarding this Fund, please see page 52.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund may utilize additional leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.


(Historical Performance continued on next page)


ACM INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged, and the use of leverage techniques can add to net asset value (NAV). However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. This additional leverage will not exceed 33% of the Fund's total assets, less liabilities.

To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Part of the Fund's assets will be invested in foreign securities (including emerging markets) and is subject to greater risk than would a fund with a more diversified asset class portfolio. Since the Fund invests in foreign currency denominated securities, fluctuations may be magnified by changes in foreign exchange rates. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.


(Historical Performance continued on next page)


4 o ACM INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED JUNE 30, 2005
                                     Returns
                             -----------------------
                             6 Months      12 Months
                             -----------------------
   ACM Income Fund (NAV)       5.85%         16.26%
   LB U.S. Aggregate Index     2.51%          6.80%


The Fund's Market Price per share on June 30, 2005 was $8.31. For additional Financial Highlights, please see page 41.


See Historical Performance and Benchmark disclosures on pages 3-4.


ACM INCOME FUND o 5


PORTFOLIO SUMMARY
June 30, 2005 (unaudited)


PORTFOLIO STATISTICS

Net Assets ($mil): $1,919.0


SECURITY TYPE BREAKDOWN*

[ ]  61.6%   U.S. Government and             [PIE CHART OMITTED]
             Government Sponsored
             Agency Obligations
[ ]  21.2%   Sovereign Debt Obligations
[ ]   7.4%   Corporate Debt Obligations
[ ]   3.2%   Bank Loans
[ ]   0.1%   Preferred Stock

[ ]   6.5%   Short-Term


* All data are as of June 30, 2005. The Fund's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


6 o ACM INCOME FUND


PORTFOLIO OF INVESTMENTS
June 30, 2005 (unaudited)


                                                   Principal
                                                      Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND GOVERNMENT
  SPONSORED AGENCY
  OBLIGATIONS-99.1%

U.S. Treasury Bonds-38.1%
  5.375%, 2/15/31(a)                      U.S.$          593   $       699,740
  6.25%, 5/15/30(a)(b)                                62,230        81,057,002
  11.25%, 2/15/15(b)                                 160,000       252,568,800
  12.00%, 8/15/13(b)                                  82,000       101,814,562
  12.50%, 8/15/14(a)                                  70,300        93,534,712
  13.25%, 5/15/14(a)(b)                              150,000       200,994,150
                                                               ---------------
                                                                   730,668,966

U.S. Treasury Strips-15.6%
  Zero coupon, 5/15/17(a)                            260,000       159,285,880
  Zero coupon, 11/15/21(a)                           285,350       140,605,071
                                                               ---------------
                                                                   299,890,951

U.S. Treasury Notes-8.8%
  1.625%, 1/15/15(a)                                  45,000        45,684,373
  2.375%, 8/15/06(b)                                  20,000        19,739,060
  2.625%, 5/15/08(a)(b)                               24,615        23,919,823
  3.50%,11/15/09(a)                                      154           152,646
  3.875%, 2/15/13(a)                                   3,030         3,033,669
  4.00%, 11/15/12(a)                                   4,664         4,716,288
  4.00%, 2/15/15(a)                                      974           977,463
  4.25%, 11/15/13-8/15/14(a)                           4,895         5,017,084
  4.375%, 8/15/12(a)                                     700           725,976
  4.75%, 5/15/14(a)(b)                                58,900        62,498,437
  4.875%, 2/15/12(a)                                     250           265,508
                                                               ---------------
                                                                   166,730,327

Federal National Mortgage
  Association-21.6%
  4.526%, 2/01/35(a)                                   6,604         6,626,306
  4.60%, 12/01/34 VRN(a)                              34,316        34,518,402
  4.60%, 4/01/35 VRN(a)                               19,317        19,425,770
  4.623%, 2/01/35 VRN(a)                              11,675        11,743,709
  5.00%, 9/25/23-10/25/30(a)                          59,873        60,360,311
  5.50%, 9/25/17-6/25/31(a)                           12,454        12,683,089
  6.00%, 5/25/30(a)                                    6,521         6,575,470
  6.50%, 4/25/32-1/25/44                              19,795        20,639,222
  6.50%, TBA                                         185,090       191,510,402
  7.00%, 11/01/17(a)                                  48,232        50,546,635
                                                               ---------------
                                                                   414,629,316


ACM INCOME FUND o 7


                                                   Principal
                                                      Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Federal Home Loan Mortgage
  Corporation-10.8%
  4.47%, 4/01/35 VRN(a)                   U.S.$       11,048  $     11,051,669
  4.749%, 3/01/35 VRN(a)                              14,566        14,661,362
  5.00%, 1/15/17-7/15/26 I/O(a)                       26,503         2,115,599
  5.00%, 11/15/26-6/15/33(a)                         138,274       144,413,104
  5.50%, 7/15/17(a)                                   15,680        16,289,623
  6.00%, 5/15/35(a)                                   14,638        14,978,821
  6.50%, 3/15/28(a)                                    3,938         4,108,637
                                                               ---------------
                                                                   207,618,815

Resolution Funding Corp.-3.9%
  Zero coupon, 10/15/20                              150,000        75,737,250

Government National Mortgage
  Association-0.3%
  7.00%, 12/15/26(a)                                   5,323         5,664,180

Total U.S. Government and Government
  Sponsored Agency Obligations
  (cost $1,799,359,563)                                          1,900,939,805

SOVEREIGN DEBT OBLIGATIONS-34.1%

Argentina-1.5%
Republic of Argentina
  3.01%, 8/03/12 FRN(c)                   U.S.$       17,295        15,608,737
  5.83%, 12/31/33(c)                      ARS          1,149           410,316
  7.82%, 12/31/33(c)                      EUR          5,393         5,867,174
  8.28%, 12/31/33(c)                      U.S.$        8,353         7,688,741
                                                               ---------------
                                                                    29,574,968

Brazil-8.3%
Republic of Brazil
  9.25%, 10/22/10(c)                                   1,480         1,645,020
  10.50%, 7/14/14(c)                                   2,137         2,527,002
  11.00%, 8/17/40(b)(c)                               14,401        17,281,200
  12.00%, 4/15/10(c)                                  13,100        15,870,650
  12.75%, 1/15/20(c)                                   2,820         3,828,150
  14.50%, 10/15/09(c)                                  1,260         1,636,740
  C-Bonds
  8.00%, 4/15/14(c)                                    3,356         3,431,979
  DCB FRN
  4.3125%, 4/15/12(c)                                    963           926,253
Brazilian Real Structured Notes
  Zero Coupon, 9/20/07(d)                 BRL        120,551        36,287,973
  Zero Coupon, 1/03/08(d)                             59,180        17,121,871
  Zero Coupon, 1/05/09(d)                             76,692        19,230,940
  Zero Coupon, 1/05/10(d)                            180,614        39,563,102
                                                               ---------------
                                                                   159,350,880


8 o ACM INCOME FUND


                                                   Principal
                                                      Amount
                                                       (000)      U.S. $ Value
-------------------------------------------------------------------------------
Bulgaria-0.0%
Republic of Bulgaria
  8.25%, 1/15/15(d)                       U.S.$          346   $       433,019

Canada-0.3%
Canadian Government
  5.00%, 6/01/14(c)                       CAD          3,515         3,127,122
  5.75%, 6/01/33(c)                                    1,570         1,585,762
                                                               ---------------
                                                                     4,712,884

Colombia-1.3%
Republic of Colombia
  10.75%, 1/15/13(c)                      U.S.$        1,239         1,502,287
  11.75%, 3/01/10(c)                      COP     14,062,000         6,414,007
  11.75%, 2/25/20(c)                      U.S.$       13,098        17,125,635
  12.00%, 10/22/15(c)                     COP        550,000           249,769
                                                               ---------------
                                                                    25,291,698

Dominican Republic-0.0%
Republic of Dominican
  9.50%, 9/27/11(d)                       U.S.$          656           701,920

Ecuador-1.1%
Republic of Ecuador
  8.00%, 8/15/30(d)(e)                                24,446        20,534,639

El Salvador-0.1%
Republic of El Salvador
  7.625%, 9/21/34(d)                                     527           567,843
  7.65%, 6/15/35(d)                                      449           446,755
                                                               ---------------
                                                                     1,014,598

Indonesia-0.6%
Republic of Indonesia
  6.75%, 3/10/14(d)                                      965           957,763
  7.25%, 4/20/15(d)                                      175           176,313
  14.00%, 6/17/09(d)                      IDR      4,000,000           454,904
  14.25%, 6/19/13(d)                              80,000,000         9,237,960
                                                               ---------------
                                                                    10,826,940

Jamaica-0.1%
Government of Jamaica
  9.00%, 6/02/15(c)                       U.S.$          517           524,755
  10.50%, 10/27/14(c)                     EUR            200           272,527
  10.625%, 6/20/17(c)                     U.S.$           59            64,752
  12.75%, 9/01/07(d)                                     200           231,000
                                                               ---------------
                                                                     1,093,034

Japan-1.0%
Government of Japan
  0.1%, 6/20/06(c)                        JPY      2,121,000        19,140,155
                                                               ---------------


ACM INCOME FUND o 9

                                                   Principal
                                                      Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Lebanon-0.0%
Lebanese Republic
  7.875%, 5/20/11(d)                      U.S.$          270   $       267,705
  10.125%, 8/06/08(c)                                    270           287,685
  11.625%, 5/11/16(c)                                    120           135,780
                                                               ---------------
                                                                       691,170

Mexico-5.3%
Mexican Bonos
  8.00%, 12/07/23(c)                      MXP        134,749        10,632,196
  9.00%, 12/20/12(c)                                 485,666        44,421,323
  9.50%, 3/08/07(c)                                  328,855        31,418,897
  10.00%, 12/05/24(c)                                 27,998         2,650,765
United Mexican States
  6.375%, 1/16/13(c)                      U.S.$          426           455,820
  7.50%, 1/14/12(c)                                      775           876,913
  8.00%, 9/24/22(c)                                    1,701         2,077,772
  8.125%, 12/30/19(c)                                  4,025         4,930,625
  9.875%, 2/01/10(c)                                   2,180         2,630,170
  11.375%, 9/15/16(c)                                  1,201         1,783,485
                                                               ---------------
                                                                   101,877,966

Panama-0.2%
Republic of Panama
  3.75%, 7/17/14 VRN(c)                                  678           664,091
  8.875%, 9/30/27(c)                                     972         1,159,110
  9.375%, 7/23/12-4/01/29(c)                             904         1,094,390
  9.625%, 2/08/11(c)                                     480           571,200
  10.75%, 5/15/20(c)                                     730           989,150
                                                               ---------------
                                                                     4,477,941

Peru-0.5%
Peru Bono Soberano
  9.91%, 5/05/15(c)                       PEN          1,600           545,824
Republic of Peru
  8.375%, 5/03/16(c)                      U.S.$        3,753         4,208,989
  8.750%, 11/21/33(c)                                  1,129         1,270,125
  9.125%, 2/21/12(c)                                   1,892         2,213,640
  9.875%, 2/06/15(c)                                     877         1,080,903
                                                               ---------------
                                                                     9,319,481

Philippines-1.1%
Republic of Philippines
  8.875%, 3/17/15(c)                                   3,135         3,268,237
  9.00%, 2/15/13(c)                                      450           473,175
  9.50%, 2/02/30(c)                                    7,648         7,915,680
  9.875%, 1/15/19(c)                                     750           811,875
  10.625%, 3/16/25(c)                                  6,912         7,741,440
                                                               ---------------
                                                                    20,210,407


10 o ACM INCOME FUND


                                                   Principal
                                                      Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Russia-6.1%
Russian Federation
  5.00%, 3/31/30(d)(e)                    U.S.$      102,169   $   113,918,435
Russian Ministry of Finance
  3.00%, 5/14/11(c)                                    4,320         3,801,600
                                                               ---------------
                                                                   117,720,035

South Africa-0.6%
Republic of South Africa
  13.00%, 8/31/10(c)                      ZAR         60,000        11,371,413

Turkey-4.6%
Republic of Turkey
  7.375%, 2/05/25(c)                      U.S.$          462           456,918
  11.00%, 1/14/13(c)                                   1,860         2,348,250
  11.50%, 1/23/12(c)                                     860         1,096,500
  11.75%, 6/15/10(c)                                     623           774,077
  11.875%, 1/15/30(c)                                    836         1,205,930
Turkish Lira Structured Notes
  Zero coupon, 12/08/05(d)                TRL         63,937        44,775,617
  Zero coupon, 2/23/06(d)                             55,243        37,386,037
  Zero coupon, 1/25/07(d)                                914           550,608
                                                               ---------------
                                                                    88,593,937

Ukraine-0.2%
Government of Ukraine
  6.875%, 3/04/11(d)                      U.S.$          825           867,487
  7.65%, 6/11/13(d)                                      922         1,016,505
  11.00%, 3/15/07(d)                                   1,032         1,089,090
                                                               ---------------
                                                                     2,973,082

Uruguay-0.3%
Republic of Uruguay
  7.25%, 2/15/11(c)                                    1,060           963,634
  7.50%, 3/15/15(c)                                    4,120         4,017,000
  7.875%, 1/15/33 PIK(c)                                 500           499,500
  9.25%, 5/17/17                                         341           368,280
                                                               ---------------
                                                                     5,848,414

Venezuela-0.9%
Republic of Venezuela
  4.15%, 4/20/11 FRN(d)                                  420           384,300
  5.375%, 8/07/10(c)                                   2,680         2,492,400
  8.50%, 10/08/14(c)                                      99           102,613
  9.25%, 9/15/27(c)                                   14,439        15,124,853
                                                               ---------------
                                                                    18,104,166

Total Sovereign Debt Obligations
  (cost $551,181,495)                                              653,862,747


ACM INCOME FUND o 11


                                                   Principal
                                                      Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT - HIGH YIELD
  OBLIGATIONS-6.3%
American Cellular Corp.
  10.00%, 8/01/11(c)                      U.S.$        5,000   $     5,075,000
Amkor Technologies Inc.
  7.75%, 5/15/13(c)*                                   3,500         3,010,000
Amtrol Inc.
  10.625%, 12/31/06(c)                                   625           556,250
Associated Materials Inc.
  11.25%, 3/01/14(c)(e)                               12,545         7,966,075
Berry Plastics Corp.
  10.75%, 7/15/12(c)                                   3,820         4,168,575
Calpine Corp.
  8.50%, 7/15/10(d)*                                   3,700         2,849,000
Charter Communications Holdings
  10.75%, 10/01/09(c)                                  4,655         3,595,988
  11.75%, 5/15/11(c)(f)                               10,000         6,625,000
Dayton Superior Corp.
  13.00%, 6/15/09(c)                                   5,000         4,400,000
Dex Media, Inc.
  9.00%, 11/15/13(c)(f)*                               7,000         5,635,000
Fairfax Financial Holdings Ltd.
  (Canada)
  7.375%, 4/15/18(c)*                                  9,500         8,027,500
  8.30%, 4/15/26(c)*                                   5,000         4,275,000
Hawaiian Telecom Communications
  12.50%, 5/01/15(d)*                                  4,940         5,261,100
Inmarsat Finance II Plc
  (United Kingdom)
  10.375%, 11/15/12(c)(f)                              7,475         5,867,875
Insight Communications Inc.
  12.25%, 2/15/11(f)*                                  7,000         7,017,500
Milacron Escrow Corp.
  11.50%, 5/15/11(c)                                   5,000         5,250,000
NCL Corp. LTD (Bermuda)
  10.625%, 7/15/14(d)                                  4,845         5,099,363
Newpage Corp.
  10.00%, 5/01/12(d)                                   3,000         3,007,500
Paxson Communications Corp.
  12.25%, 1/15/09(c)(f)*                              10,000         9,350,000
Pliant Corp.
  13.00%, 6/01/10(c)*                                  7,625         6,176,250
Quality Distribution LLC
  9.00%, 11/15/10(c)                                   1,775         1,633,000
Rainbow National Services LLC
  10.375%, 9/01/14(d)                                  2,500         2,875,000
Rural Cellular Corp.
  9.75%, 1/15/10*                                      6,500         6,045,000
Triton PCS Inc.
  9.375%, 2/01/11*                                     3,500         2,511,250


12 o ACM INCOME FUND


                                                   Principal
                                                      Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Williams Cos Inc. Series A
  7.50%, 1/15/31(c)                       U.S.$        4,025   $     4,357,063
Willis Group N America
  5.125%, 7/15/10(c)                                     500           501,090

Total Corporate Debt - High Yield
  Obligations
  (cost $120,328,212)                                              121,135,379

CORPORATE DEBT - HIGH
  GRADE OBLIGATIONS-3.8%
AFC Capital Trust I
  8.207%, 2/03/27(c)                                   1,025         1,161,717
AK Steel Corp
  7.875%, 2/15/09(c)*                                  6,000         5,460,000
Amerada Hess Corp.
  6.65%, 8/15/11(c)                                      165           181,569
  7.125%, 3/15/33(c)                                     335           397,348
Barclays Bank (United Kingdom)
  8.55%, 9/29/49(d)                                      638           767,562
Berkley W R Corp.
  6.15%, 8/15/19(c)                                      100           104,600
British Telecommunications PLC
  (United Kingdom)
  7.125%, 2/15/11(c)(e)                   EUR          1,500         2,192,564
Capital One Bank
  6.50%, 6/13/13(c)                       U.S.$        1,200         1,320,281
Chuo Mitsui Trust and Banking
  Company
  5.506%, 12/29/49(d)                                  1,000           982,426
Clear Channel Communications, Inc.
  5.75%, 1/15/13(c)                                      220           214,964
Columbia/HCA HealthCare Corp.
  6.25%, 2/15/13(c)                                      175           178,870
  7.58%, 9/15/25(c)                                      630           664,243
  7.69%, 6/15/25(c)                                      355           380,338
Comcast Corp.
  4.95%, 6/15/16(c)                                    1,400         1,393,645
Comerica Bank
  8.375%, 7/15/24                                      2,000         2,506,388
Continental Airlines, Inc.
  6.703%, 12/15/22(c)                                  1,816         1,773,331
  6.748%, 3/15/17(c)                                      62            50,726
  7.033%, 6/15/11(c)                                     403           338,423
Dominion Resources Capital Trust III
  8.40%, 1/15/31(c)                                      374           480,561
Duke Capital Corp.
  5.50%, 3/01/14(c)                                      500           514,400
  6.25%, 2/15/13(c)                                    1,500         1,619,285


ACM INCOME FUND o 13


                                                   Principal
                                                      Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Farmers Exchange Capital
  7.05%, 7/15/28(d)                       U.S.$          200   $       216,281
Farmers Insurance Exchange
  8.625%, 5/01/24(d)                                     250           310,348
First Energy Corp.
  6.45%, 11/15/11(c)                                     243           265,508
  7.375%, 11/15/31(c)                                    642           784,767
Foodcorp LTD
  8.875%, 6/15/12(d)                      EUR            194           240,053
Ford Motor Co.
  6.375%, 2/01/29(c)                      U.S.$          300           231,307
  7.45%, 7/16/31(c)                                      734           612,755
Ford Motor Credit Co.
  4.95%, 1/15/08(c)                                      152           144,996
  6.625%, 6/16/08(c)                                     454           448,392
  7.00%, 10/01/13*                                     1,500         1,439,219
  7.875%, 6/15/10(c)                                  15,000        14,823,030
General Motors Corp.
  7.75%, 3/15/36(c)                                    1,742           487,760
HSBC Bank USA
  4.625%, 4/01/14(c)                                   1,000           998,298
International Lease Finance Corp.
  3.50%, 4/01/09(c)                                      496           477,625
Ipalco Enterprises Inc.
  8.375%, 11/14/08(c)                                    100           107,750
J.P. Morgan Chase & Co.
  5.125%, 9/15/14(c)                                     250           255,738
  6.625%, 3/15/12(c)                                   1,400         1,558,568
Liberty Mutual Group Inc.
  5.75%, 3/15/14(d)                                      170           171,139
Merrill Lynch & Co.
  6.00%, 2/17/09(c)                                      100           105,491
Panamsat Holding Corp.
  10.375%, 11/01/14(d)                                 8,405         5,778,438
Qwest Services Corp.
  14.00%, 12/15/14(c)                                  8,907        10,799,738
Rogers Cable Inc. (Canada)
  5.50%, 3/15/14(c)                                      360           339,300
Sprint Capital Corp.
  8.75%, 3/15/32(c)                                    5,663         7,877,862
Time Warner Entertainment Co. LP
  8.38%, 3/15/23(c)                                      145           185,395
Union Carbide Corp.
  7.75%, 10/01/96(c)                                   1,785         1,956,356
WPP Finance Corp. (United Kingdom)
  5.875%, 6/15/14(c)                                     180           190,308
Zurich Capital Trust
  8.376%, 6/01/37(d)                                     261           288,638

Total Corporate Debt-High Grade
  Obligations
  (cost $71,024,892)                                                73,778,301


14 o ACM INCOME FUND


                                                   Principal
                                                      Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
NON-U.S. CORPORATE DEBT
  OBLIGATIONS-1.7%

Australia-0.0%
WMC Finance USA
  5.125%, 5/15/13(c)                      U.S.$          500   $       515,987

China-0.0%
Chaoda Modern Agriculture Limited
  7.75%, 2/08/10(d)                                      497           479,605

Hong Kong-0.0%
Noble Group Ltd.
  6.625%, 3/17/15(d)                                     460           424,688

Indonesia-0.1%
Freeport-McMoran Copper & Gold, Inc.
  10.125%, 2/01/10(c)                                    500           556,250

Japan-0.1%
Mizuho Finance
  5.79%, 4/15/14(d)                                      100           105,185
  8.375%, 12/29/49(c)                                  2,295         2,509,583
                                                               ---------------
                                                                     2,614,768

Kazakhstan-0.1%
Hurricane Finance BV
  9.625%, 2/12/10(d)                                     200           219,000
Kazkommerts International BV
  8.50%, 4/16/13(d)                                      125           132,500
Tengizchevroil Fin Co
  6.124%, 11/15/14(d)                                  2,172         2,220,870
                                                               ---------------
                                                                     2,572,370

Mexico-0.1%
Vitro Envases
  10.75%, 7/23/11(d)                                     700           679,000

Nigeria-0.0%
Central Bank of Nigeria
  6.25%, 11/15/20(c)                                     500           500,000

Romania-0.4%
Mobifon Holdings BV
  12.50%, 7/31/10(c)                                   5,205         6,311,063


ACM INCOME FUND o 15


                                                   Principal
                                                      Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Russia-0.9%
Aries Vermogensverwaltng
  9.60%, 10/25/14(d)                      U.S.$       11,750   $    15,220,950
Citigroup (JSC Severstal)
  9.25%, 4/19/14(d)                                      230           237,245
Gazprom OAO
  9.625%, 3/01/13(d)                                     740           906,233
Mobile Telesystems Finance S.A.
  9.75%, 1/30/08(d)*                                   1,185         1,270,913
Tyumen Oil Co.
  11.00%, 11/06/07(d)                                     90            99,627
                                                               ---------------
                                                                    17,734,968

Ukraine-0.0%
Kyivstar
  7.75%, 4/27/12(d)                                      100           100,000
  10.375%, 8/17/09(d)                                    200           220,000
                                                               ---------------
                                                                       320,000

Total Non-U.S. Corporate Debt
  Obligations
  (cost $30,388,654)                                                32,708,699

Total Corporate Debt Obligations
  (cost $221,741,758)                                              227,622,379

BANK LOANS-5.2%
Advanced Medical Optics, Inc.
  5.2144%, 6/25/09                                       895           903,673
Alderwoods Group, Inc.
  5.08-5.48%, 9/29/09                                  1,227         1,240,954
Allegheny Energy Supply
  Company, LLC
  5.82-5.88%, 3/08/11                                    776           776,928
Allied Waste North America, Inc.
  5.17-5.52%, 1/15/12                                  1,957         1,960,122
American Acheivement Corp.
  5.85-7.50%, 3/25/11                                  1,349         1,353,639
American Safety Razor Company
  5.88-6.07%, 2/28/12                                  1,496         1,503,731
Atlantic Broadband Finance, LLC
  6.11%, 9/01/11                                       1,000         1,005,000
Builders FirstSource, Inc.
  5.598-5.823%, 8/11/11                                  400           402,500
Butler Animal Health Supply, LLC
  6.46%, 7/01/11                                       2,000         2,017,500
Celanese Holdings LLC
  5.74%, 4/06/11                                       2,991         3,028,466
Cellnet Techonolgy, Inc.
  6.19%, 4/26/12                                       1,000           995,000
Central Garden & Pet Company
  4.96-5.08%, 5/14/09                                    995         1,004,906


16 o ACM INCOME FUND


                                                   Principal
                                                      Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Chiquita Brands LLC
  5.84%, 6/28/12                          U.S.$        1,000   $     1,011,250
Cognis Deutschland GMBH & Co.
  8.24%, 11/15/13                                      1,000         1,015,000
Coinstar, Inc.
  4.59%, 7/01/11                                         829           839,689
Consolidated Communications, Inc.
  5.13%, 7/07/11                                         990           994,950
Davita Inc.
  2.25%, 5/17/12                                       1,000         1,012,190
DynCorp International LLC (Di Finance)
  6.0625%, 2/11/11                                     1,000         1,007,920
Escanaba Timber, LLC
  6.00%, 5/02/08                                       1,000         1,016,250
General Growth Properties, Inc.
  5.58%, 11/12/08                                      1,991         2,004,299
Graham Packaging Company, L.P.
  7.75%, 4/07/12                                       1,000         1,026,670
Hawaiian Telecom Communications Inc.
  5.73%, 10/31/12                                      1,000         1,009,380
Healthsouth Corporation
  3.34%, 3/21/10                                         213           214,825
  5.82%, 6/14/07                                         787           796,115
Hexion Specialty Chemicals
  3.375-5.875%, 5/31/12                                2,000         2,020,000
Huntsman International LLC
  5.5625%, 12/31/10                                    1,659         1,662,576
Jarden Corporation
  5.30-5.49%, 1/24/12                                    995         1,003,707
Kerr-McGee Corporation
  5.79%, 5/24/11                                       2,000         2,029,440
Kranson Industries, Inc.
  6.24%, 7/30/11                                         990           999,900
Lifepoint Hospitals, Inc.
  4.845%, 4/15/12                                        980           980,245
Maax, Inc.
  5.87-6.10%, 6/04/11                                  1,980         1,980,000
Masonite International
  5.66%, 4/06/13                                       2,000         1,995,560
Metro-Goldwyn-Mayer Studios Inc.
  5.74%, 4/08/12                                       4,000         4,011,520
MetroPCS Wireless, Inc.
  7.6875%, 5/27/11                                     2,000         2,050,000
Motorsport Aftermarket Group, Inc.
  5.49%, 12/14/11                                      1,488         1,495,817
Mueller Group, Inc.
  5.52-5.8425%, 3/24/11                                2,772         2,785,839
NewPage Corp.
  6.25-6.4925%, 5/02/11                                1,000         1,010,000
NewQuest, Inc.
  6.66%, 3/01/11                                         975           982,312


ACM INCOME FUND o 17


                                                   Principal
                                                      Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Ntelos, Inc.
  8.33%, 2/24/12                          U.S.$        1,000   $       982,500
Owens-Illinois Group, Inc.
  5.02%, 4/01/08                                         788           794,011
PanAmSat Corporation
  5.65%, 8/20/11                                         985           993,893
Penn National Gaming
  5/26/12                                              2,500         2,533,475
PQ Corp.
  5.50%, 2/11/12                                       1,995         2,009,962
Prestige Brands, Inc.
  5.1812-7.25%, 4/06/11                                2,686         2,710,437
RailAmerica Transportation Corp.
  5.5625%, 9/29/11                                       991         1,003,220
Rainbow National Services, LLC
  6.13%, 3/31/12                                       2,993         3,015,692
Rayovac Corp
  5.54%, 2/07/12                                       1,000         1,010,420
Regency Gas Services, LLC
  6.24%, 6/01/10                                       1,990         2,009,900
Reliant Energy, Inc.
  5.675-6.0888%, 4/30/10                                 998         1,006,049
Riverside Energy Center
  7.44%, 6/24/11                                       1,633         1,665,464
Rocky Mountain Energy Center, LLC
  4.35-7.44%, 6/24/11                                  1,287         1,313,139
Sealy Mattress Company
  4.91-5.08%, 4/14/13                                  1,894         1,900,907
SemCams Midstream Company
  5.99%, 3/16/11                                       1,083         1,091,129
SemCrude, LP
  6.72-7.00%, 3/16/11                                  2,219         2,237,444
Smurfit Stone Container
  3.42%, 11/01/10                                        349           353,833
  5.125-5.5625%, 11/01/11                              1,092         1,106,395
Spanish Broadcasting System, Inc.
  7.03%, 6/10/13                                       1,000         1,014,380
Stewart Enterprises
  4.75-5.39%, 11/19/11                                   487           489,810
Texas Genco LLC
  1.25-5.49%, 12/14/11                                 1,991         2,018,008
Trump Entertainment Resorts
  Holdings, L.P,
  2.50-6.14%, 5/20/12                                  1,500         1,515,000
Universal City Development
  Partners, Ltd
  5.19-5.49%, 6/09/11                                    995         1,003,288
UPC Broadband Holding B.V.
  5.752%, 9/30/12                                      1,000           998,470
VWR International, Inc.
  5.65%, 4/07/11                                       2,204         2,217,440


18 o ACM INCOME FUND


                                                     Shares,
                                             Contracts(h) or
                                                   Principal
                                                      Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
Warner Chilcott Company, Inc.
  5.96-6.01%, 1/18/12                     U.S.$        1,000   $     1,001,938
Western Wireless Corp.
  6.12-6.33%, 5/28/11                                  3,075         3,079,942
William Carter
  5.24%, 7/14/12                                       2,000         2,025,000
WMG Acquisitions Corp.
  5.15-5.52%, 2/28/11                                  3,452         3,471,794
Wyndham International, Inc.
  11.25%, 10/30/11                                       499           521,819

Total Bank Loans
  (cost $99,595,803)                                               100,242,632

NON-CONVERTIBLE - PREFERRED
  STOCKS-0.1%
Banco Santander
  6.41%(c)                                             4,000           101,000
Duquesne Light Co.
  6.50%(c)                                            14,950           778,895
Zurich Funding Trust
  1.71%(d)                                               500           497,800

Total Non-Convertible Preferred Stocks
  (cost $1,335,000)                                                  1,377,695

WARRANTS(g)-0.0%
Central Bank of Nigeria
  Warrants, expiring 11/15/20(c)                       4,500            99,000
Republic of Venezuela
  Warrants, expiring 4/15/20                           1,785                 0

Total Warrants
  (cost $0)                                                             99,000

PUT OPTIONS PURCHASED(g)-0.0%
Republic of Ecuador
  Expiring Sept '05 @ 78.45
  (cost $26,625)                                       2,130            19,170

SHORT-TERM INVESTMENTS-10.5%

Repurchase Agreement-7.5%
JP Morgan Chase & Co.
  3.25%, 6/30/05, due
  7/01/05 in the amount of
  $144,213,018 (collateralized by
  $50,000,000 FNMA, zero coupon
  7/27/05; value-$48,921,000,
  $46,346,000 FHLMC, 3.625%,
  9/15/06; value-$45,892,000
  $50,000,000 FNMA, 4.125%,
  5/15/10; value-$49,387,000)
  (cost $144,200,000)                     U.S.$      144,200       144,200,000


ACM INCOME FUND o 19


                                                   Shares or
                                                   Principal
                                                      Amount
                                                        (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. Treasury Obligations-3.0%
U.S. Treasury Bills
  2.89%, 7/28/05(a)                       U.S.$       48,000   $    47,896,128
  3.20%, 11/17/05(i)                                   9,000         8,891,010
                                                               ---------------
  (cost $56,793,169)                                                56,787,138

Total Short-Term Investments
  (cost $200,993,169)                                              200,987,138

Total Investments Before Security
  Lending Collateral-160.8%
  (cost $2,874,233,413)                                          3,085,150,566

INVESTMENT OF CASH
  COLLATERAL FOR SECURITIES
  LOANED-2.1%
Short-Term Investment
UBS Private Money Market Fund, LLC
  3.15%
  (cost $41,228,001)                              41,228,001        41,228,001

Total Investments-162.9%
  (cost $2,915,461,414)                                          3,126,378,567
Other assets less liabilities-(62.9%)                           (1,207,405,475)

Net Assets-100.0%                                              $ 1,918,973,092



FINANCIAL FUTURES CONTRACTS SOLD (see Note C)

                                                             Value at
                 Number of   Expiration                      June 30,      Unrealized
Type             Contracts     Month      Original Value       2005       Depreciation
---------------------------------------------------------------------------------------
5 Year Swap                     Sept
Futures            6,568        2005       $707,015,567    $710,370,250   $ (3,354,683)

10 Year Swap                    Sept
Futures            2,117        2005        235,968,970     238,956,375     (2,987,405)

U.S. Treasury                   Sept
Futures              200        2005         23,730,270      23,750,000        (19,730)
                                                                          $ (6,361,818)


20 o ACM INCOME FUND


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)

                                              U.S. $
                            Contract         Value on          U.S. $
                             Amount         Origination       Current        Unrealized
                             (000)             Date            Value        Depreciation
---------------------------------------------------------------------------------------
Sale Contracts
Brazilian Real,
  settling 7/22/05           26,262        $ 10,856,488    $ 11,147,613      $ (291,125)
Canadian Dollar,
  settling 8/05/05            5,646           4,543,091       4,611,850         (68,759)
Euro,
  settling 8/18/05            6,898           8,323,317       8,363,505         (40,188)
Mexican Peso,
  settling 7/13/05-
  7/15/05                   809,510          73,807,111      75,110,800      (1,303,689)


CALL OPTIONS WRITTEN (see Note C)

                           Exercise            Expiration
Description                Contracts(h)          Price          Month      U.S. $ Value
---------------------------------------------------------------------------------------
Republic of Brazil
  11.00%, 8/17/40            27,000             $119.10        July '05           $ 432
  11.00%, 8/17/40            27,000             $119.30        July '05             405
  (premiums received $589)


CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                                Notional                                   Unrealized
Swap Counterparty &              Amount         Interest     Termination  Appreciation/
Referenced Obligation             (000)           Rate           Date     (Depreciation)
---------------------------------------------------------------------------------------
Buy Contracts
Citigroup Global Markets, Inc.
  Republic of Colombia
  8.375%, 2/15/27                   1,900          3.02%        1/20/10     $  (57,361)
Citigroup Global Markets, Inc.
  Republic of Hungary
  4.50%, 2/06/13                   10,250          0.50        11/26/13       (159,593)
Citigroup Global Markets, Inc.
  Republic of Philippines
  10.625%, 3/16/25                  3,360          5.60         3/20/14       (205,286)
Citigroup Global Markets, Inc.
  Republic of Brazil
  12.25%, 3/06/30                     920          4.14         4/20/10        (56,181)
Deutsche Bank AG
  Republic of Brazil
  12.25%, 3/06/30                     920          4.02        10/20/10        (29,716)



ACM INCOME FUND o 21


CREDIT DEFAULT SWAP CONTRACTS (see Note C) (continued)

                                Notional                                   Unrealized
Swap Counterparty &              Amount         Interest     Termination  Appreciation/
Referenced Obligation             (000)           Rate           Date     (Depreciation)
---------------------------------------------------------------------------------------
Sale Contracts
Citigroup Global Markets, Inc.
  Republic of Brazil
  12.25%, 3/06/30                   1,932          1.98%        4/20/07      $   44,503
Citigroup Global Markets, Inc.
  Republic of Brazil
  12.25%, 3/06/30                   6,275          4.40         5/20/06         251,488
Citigroup Global Markets, Inc.
  Republic of Brazil
  12.25%, 3/06/30                   3,000          6.35         8/20/05          95,721
Citigroup Global Markets, Inc.
  Republic of Colombia
  8.375%, 2/15/27                   3,750          1.13         1/20/07          37,420
Citigroup Global Markets, Inc.
  Republic of Philippines
  10.625%, 3/16/25                  3,360          4.95         3/20/09         229,364
Credit Suisse First Boston
  Republic of Brazil
  12.25%, 3/06/30                     600          6.90         6/20/07          62,345
Deutsche Bank AG
  Republic of Brazil
  12.25%, 3/06/30                   1,932          1.90        10/20/07          17,774
Morgan Stanley
  Republic of Brazil
  12.25%, 3/06/30                   4,800          3.80         8/20/06         231,014


REVERSE REPURCHASE AGREEMENTS (see Note C)

                                                 Interest
Broker                               Rate        Maturity          Amount
------------------------------------------------------------------------------
Barclays Securities                  1.80%       12/30/05       $ 13,072,574
Barclays Securities                  1.80        12/30/05          4,115,440
Chase Manhattan Bank                 3.00         7/12/05        254,063,500
Chase Manhattan Bank                 3.15         7/12/05        103,757,229
Citigroup                            3.12         7/12/05         60,654,766
Citigroup                           3.125         7/12/05         22,945,174
Citigroup                            3.15         7/12/05         79,554,478
Citigroup                            3.17         7/12/05         19,517,154
Citigroup                            3.17         7/12/05         53,174,043
                                                                ------------
                                                                $610,854,358
                                                                ============


22 o ACM INCOME FUND


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a) Positions, or portion thereof, with an aggregate market value of $1,087,246,522 have been segregated to collateralize the loan payable outstanding.

(b) Positions, or portion thereof, with an aggregate market value of $623,204,602 have been segregated to collateralize reverse repurchase agreements.

(c) Positions, or portion thereof, with an aggregate market value of $434,695,273 have been segregated to collateralize open forward exchange currency contracts.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the aggregate market value of these securities amounted to $396,862,250 or 20.68% of net assets.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2005.

(f) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity

(g) Non-income producing security.

(h) One contract related to principal amount of $1.00.

(i) Position, or portion thereof, with an aggregate market value of $8,891,010 has been segregated to collateralize margin requirements for the open futures contracts.


    Currency Abbreviations:
    ARS    - Argentine Peso
    BRL    - Brazilian Real
    CAD    - Canadian Dollar
    COP    - Colombian Peso
    EUR    - Euro
    IDR    - Indonesian Rupiah
    JPY    - Japanese Yen
    MXP    - Mexican Peso
    PEN    - Peru Nuevos Soles
    TRL    - Turkish Lira
    U.S. $ - United States Dollar
    ZAR    - South African Rand

    Glossary of Terms:
    DCB    - Debt Conversion Bond
    FHLMC  - Federal Home Loan Mortgage Corporation
    FNMA   - Federal National Mortgage Association
    FRN    - Floating Rate Note
    I/O    - Interest Only
    PIK    - Pay-In-Kind Payments
    TBA    - (To Be Assigned) - Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity will be determined upon settlement when the specific mortgage pools are assigned.
    VRN    - Variable Rate Note

    See notes to financial statements.


ACM INCOME FUND o 23


STATEMENT OF ASSETS & LIABILITIES

June 30, 2005 (unaudited)


Assets
Investments in securities, at value (cost $2,915,461,414--
  including investment of cash collateral for securities
  loaned of $41,228,001)                                      $3,126,378,567(a)
Cash                                                              11,492,300
Foreign cash, at value (cost $5,672,748)                           5,625,017
Interest and dividends receivable                                 37,918,673
Receivable for investment securities sold                          5,294,331
Unrealized appreciation on credit default swap contracts             969,629
                                                              --------------
Total assets                                                   3,187,678,517
                                                              --------------
Liabilities
Outstanding call option written, at value
  (premiums received $589)                                               837
Reverse repurchase agreements                                    610,854,358
Loan payable                                                     400,000,000
Payable for investment securities purchased                      206,541,642
Payable for collateral received on securities loaned              41,228,001
Loan interest payable                                              3,912,826
Payable for variation margin on futures contracts                  2,488,469
Unrealized depreciation on forward exchange currency
  contracts                                                        1,703,761
Advisory fee payable                                               1,208,526
Unrealized depreciation on credit default swap contracts             508,137
Accrued expenses                                                     258,868
                                                              --------------
Total liabilities                                              1,268,705,425
                                                              --------------
Net Assets                                                    $1,918,973,092
                                                              ==============
Composition of Net Assets
Capital stock, at par                                             $2,287,301
Additional paid-in capital                                     2,130,204,126
Distributions in excess of net investment income                 (48,320,636)
Accumulated net realized loss on investments and foreign
  currency transactions                                         (368,541,904)
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                    203,344,205
                                                              --------------
                                                              $1,918,973,092
                                                              ==============
Net Asset Value Per Share (based on 228,730,068 shares
  outstanding)                                                         $8.39
                                                                       =====


(a)  Includes securities on loan with a value of $39,223,374 (see Note E).

     See notes to financial statements.


24 o ACM INCOME FUND


STATEMENT OF OPERATIONS
Six Months Ended June 30, 2005 (unaudited)

Investment Income
Interest                                        $   96,630,713
Dividends (net of foreign taxes withheld
  of $3,868)                                           172,075  $   96,802,788
                                                --------------
Expenses
Advisory fee                                         6,522,578
Custodian                                              248,468
Administrative fee                                     186,451
Transfer agency                                        172,248
Printing                                               165,473
Registration fee                                       100,067
Legal                                                   64,305
Audit                                                   40,663
Directors' fees                                         17,790
Miscellaneous                                           42,897
                                                --------------
Total expenses before interest                       7,560,940
Interest expense                                    13,077,048
                                                --------------
Total expenses                                                      20,637,988
                                                                --------------
Net investment income                                               76,164,800
                                                                --------------
Realized and Unrealized Gain (Loss) on
Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                           26,371,573
  Swap contracts                                                       333,743
  Futures contracts                                                 (7,950,037)
  Written options                                                      521,563
  Foreign currency transactions                                     (1,540,870)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       20,198,696
  Swap contracts                                                      (235,353)
  Futures contracts                                                 (4,215,824)
  Written options                                                       (5,686)
  Foreign currency denominated assets
    and liabilities                                                 (1,633,141)
                                                                --------------
Net gain on investment and foreign
  currency transactions                                             31,844,664
                                                                --------------
Net increase in Net Assets from
  Operations                                                    $  108,009,464
                                                                ==============


See notes to financial statements.


ACM INCOME FUND o 25


STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months Ended
                                                   June 30,       Year Ended
                                                     2005        December 31,
                                                  (Unaudited)        2004
                                                ==============   =============
Increase (Decrease) in Net Assets
from Operations
Net investment income                              $76,164,800    $153,564,319
Net realized gain on investment and
  foreign currency transactions                     17,735,972      40,631,704
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                14,108,692     (43,962,695)
                                                --------------   -------------
Net increase in net assets from
  operations                                       108,009,464     150,233,328
Dividends and Distributions to
Shareholders from
Net investment income                              (79,995,847)   (177,629,178)
Common Stock Transactions
Reinvestment of dividends resulting in
  issuance of common stock                           2,687,807      10,814,470
                                                --------------   -------------
Total increase (decrease)                           30,701,424     (16,581,380)
Net Assets
Beginning of period                              1,888,271,668   1,904,853,048
                                                --------------   -------------
End of period (including distributions in
  excess of net investment income
  of $48,320,636 and $44,489,589,
  respectively)                                 $1,918,973,092  $1,888,271,668
                                                ==============  ==============


See notes to financial statements.


26 o ACM INCOME FUND


STATEMENT OF CASH FLOWS
Six Month Ended June 30, 2005 (unaudited)

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received                    $69,640,889
Interest expense paid                              (10,464,588)
Operating expenses paid                             (7,828,395)
                                                --------------
Net increase in cash from operating
  activities                                                       $51,347,906
Investing Activities:
Purchases of long-term portfolio
  investments                                   (2,786,388,399)
Proceeds from disposition of long-term
portfolio investments                            2,727,631,530
Purchases of short-term investments, net           (63,851,365)
Premiums received on written options                   355,314
Proceeds from swap contracts                           333,743
Variation margin paid on futures contracts          (7,751,568)
                                                --------------
Net decrease in cash from investing activities                    (129,670,745)
Financing Activities*:
Cash dividends paid                                (77,308,040)
Effect of exchange rate on cash                     (1,558,059)
Increase in reverse repurchase
  agreements                                       161,946,018
                                                --------------
Net increase in cash from financing
  activities                                                        83,079,919
                                                                --------------
Net increase in cash                                                 4,757,080
Cash at beginning of period                                         12,360,237
                                                                --------------
Cash at end of period                                              $17,117,317
                                                                ==============
Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from
Operating Activities:
Net increase in net assets from
  operations                                                      $108,009,464
Adjustments:
Increase in interest and dividend receivable       $(3,788,323)
Accretion of bond discount and
  amortization of bond premium                     (23,373,576)
Increase in interest payable                         2,612,460
Decrease in accrued expenses                          (267,455)
Net realized gain on investment
  and foreign currency transactions                (17,735,972)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities               (14,108,692)
                                                --------------
Total adjustments                                                  (56,661,558)
                                                                --------------
Net increase in cash from operating
  activities                                                       $51,347,906
                                                                ==============


* Non-cash financing activities not included herein consist of reinvestment of dividends.

   See notes to financial statements.


ACM INCOME FUND o 27


NOTES TO FINANCIAL STATEMENTS
June 30, 2005 (unaudited)


NOTE A
Significant Accounting Policies

ACM Income Fund, Inc. (the "Fund'') is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security;


28 o ACM INCOME FUND


and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.


ACM INCOME FUND o 29


4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund's average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund's average weekly net assets in excess of $250 million, and for the period January 1, 2005 through February 10, 2005, 5.25% of the Fund's daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month (the "Income Component"). For the period January 1, 2005 through February 10, 2005, such monthly advisory fee may not have exceeded in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Effective February 11, 2005, the terms of the Advisory Agreement were amended so that the Income Component of the advisory fee was reduced to 4.75% of the Fund's daily gross income, as described in Note B, and so that the monthly advisory fee shall not exceed in the aggregate 1/12th of .95% of the Fund's average weekly net assets during the month (approximately .95% on an annual basis).


30 o ACM INCOME FUND


Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended June 30, 2005, the Fund reimbursed AGIS $5,430 for such costs.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Princeton Administrators, L.P. a fee at the annual rate of .02 of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. Princeton Administrators, L.P. prepares financial and regulatory reports for the Fund and provides other administrative services.

NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2005 were as follows:

                                                   Purchases         Sales
                                                ==============  ==============
Investment securities (excluding
  U.S. government securities)                   $  699,137,720    $358,789,678
U.S. government securities                       2,137,062,082   2,367,910,359

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, futures contracts, written options and swap contracts) are as follows:

Cost                                                            $2,915,461,414
                                                                ==============
Gross unrealized appreciation                                   $  236,255,458
Gross unrealized depreciation                                      (25,338,305)
                                                                --------------
Net unrealized appreciation                                     $  210,917,153
                                                                ==============


1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are


ACM INCOME FUND o 31


recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.


32 o ACM INCOME FUND


When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the six months ended June 30, 2005, were as follows:

                                                    Number of
                                                    Contracts        Premiums
                                                      (000)          Received
                                                   ===========     ===========
Options outstanding at
  December 31, 2004                                     11,555        $166,838
Options written                                         24,772         398,065
Options terminated in closing purchase
  transactions                                         (15,178)       (279,235)
Options expired                                        (21,095)       (285,079)
                                                   -----------     -----------
Options outstanding at
  June 30, 2005                                             54            $589
                                                   ===========     ===========


4. Swap Agreements

The Fund may enter into swaps on sovereign debt obligations to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by


ACM INCOME FUND o 33


the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of January 1, 2004, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Acounting Standard Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to January 1, 2004, these interim payments were reflected within interest income/expense in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At June 30, 2005, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $25,649,000, with net unrealized appreciation of


34 o ACM INCOME FUND


$969,629 and terms ranging from 1 year to 4 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $7,100,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $18,549,000 as of June 30, 2005.

5. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund.

6. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended June 30, 2005, the average amount of reverse repurchase agreements outstanding was $546,954,095 and the daily weighted average annual interest rate was 2.61%.

NOTE D
Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized of which 228,730,068 shares were issued and outstanding at June 30, 2005. During the six months ended June 30, 2005 and the year ended December 31, 2004, the Fund issued 327,537 and 1,328,765 shares, respectively, in connection with the Fund's dividend reinvestment plan.


ACM INCOME FUND o 35


NOTE E
Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. Government or U.S. Government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of June 30, 2005, the Fund had loaned securities with a value of $39,223,374 and received cash collateral of $41,228,001, which was invested in a money market fund as included in the accompanying portfolio of investments. For the six months ended June 30, 2005, the Fund earned fee income of $97,154, which is included in interest income in the accompanying statement of operations.

NOTE F
Bank Borrowing

The Fund participated in a credit facility for a commercial paper asset securitization program with Societe Generale ("SG") as Administrative Agent, and Barton Capital Corporation ("Barton") as lender. The credit facility has a maximum limit of $400 million. Under the SG Program, Barton will fund advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor's Ratings Services and P-1 by Moody's Investors Service, Inc. The collateral value must be at least 171% of outstanding borrowings. The borrowings under the SG program are secured by the pledging of the Fund's portfolio securities as collateral. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper. The weighted average annual interest rate was 2.82% and the average borrowing was $400,000,000 for the six months ended June 30, 2005. At June 30, 2005, the interest rate in effect was 3.03% and the amount of borrowings outstanding was $400,000,000.

NOTE G
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt


36 o ACM INCOME FUND


securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or the United States government.

The Fund invests in sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2005, will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                                      2004            2003
                                                  ============    ============
Distributions paid from:
  Ordinary income                                 $177,629,178    $195,843,523
                                                  ------------    ------------
Total taxable distributions                        177,629,178     195,843,523
  Tax return of capital                                     -0-             -0-
                                                  ------------    ------------
Total distributions paid                          $177,629,178    $195,843,523
                                                  ============    ============


ACM INCOME FUND o 37


As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                           $(378,567,879)(a)
Unrealized appreciation/(depreciation)                           137,035,927(b)
                                                               -------------
Total accumulated earnings/(deficit)                           $(241,531,952)
                                                               =============


(a) On December 31, 2004, the Fund had a net capital loss carryforward of $378,564,547 of which $116,390,821 expires in the year 2006, $67,513,083 expires in the year 2007, $8,878,672 expires in the year 2008, $48,113,872 expires in the year 2009 and $137,668,099 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with ACM Government Securities Fund and ACM Government Spectrum Fund, may apply. During the fiscal year, the Fund utilized capital loss carryforwards of $35,897,321. For the year ended December 31, 2004, the Fund deferred losses on straddles of $3,332.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the realization for tax purposes of unrealized gains and losses on certain derivative instruments and the difference between book and tax treatment of swap income.


NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland. Management of the Adviser believes that these private law-


38 o ACM INCOME FUND


suits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

    (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a nominal defendant in the Aucoin


ACM INCOME FUND o 39


Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


40 o ACM INCOME FUND


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                          Six Months
                                               Ended                      Year Ended December 31,
                                       June 30, 2005     ------------------------------------------------------------
                                         (unaudited)         2004(a)      2003         2002         2001(b)      2000
                                       ------------------------------------------------------------------------------
Net asset value, beginning of period           $8.27        $8.39        $7.91        $7.87        $8.45        $7.64
                                       ------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(c)                         .33          .67          .76          .89          .76          .70
Net realized and unrealized gain
  (loss) on investment, future
  contracts, option contracts
  and foreign currency
  transactions                                   .14         (.01)         .59          .07         (.11)         .91
                                       ------------------------------------------------------------------------------
Net increase in net asset value
  from operations                                .47          .66         1.35          .96          .65         1.61
                                       ------------------------------------------------------------------------------
Less: Dividends and
Distributions
Dividends from net investment
  income                                        (.35)        (.78)        (.87)        (.85)        (.77)        (.70)
Distributions in excess of net
  investment income                               -0-          -0-          -0-          -0-        (.07)        (.10)
Tax return of capital                             -0-          -0-          -0-        (.07)          -0-          -0-
                                       ------------------------------------------------------------------------------
Total dividends and distributions               (.35)        (.78)        (.87)        (.92)        (.84)        (.80)
                                       ------------------------------------------------------------------------------
Less: Fund Share Transactions
Dilutive effect of rights offering                -0-          -0-          -0-          -0-        (.32)          -0-
Offering costs charged to
  paid-in-capital in excess of par                -0-          -0-          -0-          -0-        (.07)          -0-
                                       ------------------------------------------------------------------------------
Total fund share transactions                     -0-          -0-          -0-          -0-        (.39)          -0-
                                       ------------------------------------------------------------------------------
Net asset value, end of period                 $8.39        $8.27        $8.39        $7.91        $7.87        $8.45
                                       ==============================================================================
Market value, end of period                    $8.31        $8.16        $8.58        $8.46        $7.30        $7.50
                                       ==============================================================================
Premium/(Discount)                             (0.95)%      (1.33)%       2.26%        6.95%       (7.24)%     (11.24)%
Total Investment Return
Total investment return based on:(d)
  Market value                                  6.26%        4.63%       12.50%       30.60%        7.80%       28.97%
  Net asset value                               5.85%        8.44%       17.66%       13.27%        3.11%       23.58%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                         $1,918,973   $1,888,272   $1,904,853   $1,785,164   $1,764,895   $1,390,542
Ratio to average net assets of:
  Expenses                                      2.21%(f)     1.66%        1.67%        1.87%        2.31%        2.54%
  Expenses, excluding interest
    expense(e)                                  0.81%(f)     0.98%        1.10%        1.26%        1.18%        1.19%
  Net investment income                         8.17%(f)     8.27%        9.28%       11.69%        9.33%        9.40%
Portfolio turnover rate                           97%         139%         276%         414%         676%         538%
Asset coverage ratio                             461%         492%         559%         376%         379%         339%
Bank borrowing outstanding
  (in millions)                                 $400         $400         $400         $400         $300         $300


See footnote summary on page 42.


ACM INCOME FUND o 41


(a) As of January 1 2004, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to January 1, 2004, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investment transactions. The effect on the per share amounts was less than $0.005. The ratio of net investment income to average net assets was decreased by 0.03%.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.05, decrease net realized and unrealized loss on investment transactions per share by $.05, and decrease the ratio of net investment income to average net assets from 9.92% to 9.33%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)  Net of interest expense of 1.40%, .68%, .57%, .61%, 1.13% and 1.35%, respectively, on borrowings (see Notes C and F).

(f)  Annualized.


42 o ACM INCOME FUND


SUPPLEMENTAL PROXY INFORMATION
(unaudited)


The Annual Meeting of Stockholders of ACM Income Fund, Inc. was held on March 24, 2005. The description of each proposal and number of shares voted at the meeting are as follows:



                                                             Authority
                                                             Voted For          Withheld
-----------------------------------------------------------------------------------------
1. To elect directors    Class One Nominee
                         (term expires in 2007)
                         Michael J. Downey                  209,903,346         2,575,547

                         Class Two Nominees
                         (terms expire in 2008)
                         William H. Foulk, Jr.              209,737,630         2,741,264
                         David H. Dievler                   209,732,148         2,746,746
                         James M. Hester                    209,667,684         2,811,210


ACM INCOME FUND o 43


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
Dr. James M. Hester(1)


OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Andrew M. Aran, Vice President
Paul J. DeNoon(2), Vice President
Michael L. Mon, Vice President
Douglas J. Peebles(2), Vice President
Michael A. Snyder, Vice President
Kewjin Yuoh, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ08543-9095

Dividend Paying Agent,
Transfer Agent and Registrar
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Registered
Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) Messrs. DeNoon and Peebles are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of ACM Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     Annual Certifications-As required, on April 21, 2005, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


44 o ACM INCOME FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser, with the changes approved at the meeting, at a meeting held on February 7-10, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in two private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

    1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

    2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

    3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Fund complex;

    4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Fund complex;

    5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

    6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

    7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;

    8.  portfolio turnover rates for the Fund;


ACM INCOME FUND o 45


    9. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

   10. the Adviser's representation that it does not advise other clients with similar investment objectives and strategies as the Fund;

   11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser;

   12. the terms of the Advisory Agreement, including the proposed revisions to the Advisory Agreement discussed below; and

   13. a report of the Fund's effective and base fee rate as compared against five competitor funds selected by the Adviser.


The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement (with the changes approved at the meeting), were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund and that the fees payable to the Adviser pursuant to the Advisory Agreement, with the changes approved at the meeting, are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making


46 o ACM INCOME FUND


purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors noted that the Advisory Agreement for the Fund does not contain a reimbursement provision for the cost of certain administrative and other services provided by the Adviser. The directors noted that the Fund has a separate administration agreement and pays separate administration fees to its administrator.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by the Adviser had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting many of the investment companies in the AllianceBernstein Fund complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2002 and 2003. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous


ACM INCOME FUND o 47


assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive. They also noted that such level of profitability would be reduced going forward as a result of the amendment to the Advisory Agreement approved at the meeting.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients. Since the Fund does not normally engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The directors believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information showing performance of the Fund compared to the other fund in the Lipper General Government Funds Average (Leveraged) for periods ending December 31, 2004, and compared to the Lehman Brothers Aggregate Bond Index. The directors noted that the Fund was the only fund in its category for periods beyond one year and was somewhat above the Lipper median for periods of one year or less. The directors noted that the Fund had significantly outperformed the Lehman Brothers Aggregate Bond Index (which, they noted, is unleveraged) over all periods. Based on their review, the directors concluded that the Fund's relative investment performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information derived from Lipper data concerning fee rate paid by the one other fund in the same Lipper category as the Fund. Since the Fund was the only



48 o ACM INCOME FUND


fund in its Lipper category for all but the most recent of the periods reviewed (when the Fund was one of only two funds in such category), the directors requested additional comparative information from the Adviser at their December 14-16, 2004 meetings. In response to such request, the Adviser provided, and the directors reviewed, a report prepared by the Adviser, based on information obtained from Lipper, of the Fund's effective and base fee rate, relative performance, leverage methods and total expenses (net of interest expense), as compared to five competitor funds identified by the Adviser. The directors also took into account their general knowledge of advisory fees paid by open-end funds that invest in fixed-income securities.

The information reviewed by the directors showed that the Fund's at current size contractual effective fee rate of 83 basis points reflected the Fund's current combined advisory fee payable under the Advisory Agreement and a two basis point administration fee payable to an entity that is not affiliated with the Adviser. The directors noted that only two of the competitor funds identified by the Adviser had fee arrangements similar to that of the Fund involving the adviser receiving a percentage of the fund's gross income, and that those two funds paid their advisers a slightly higher percentage of such gross income. The directors noted that the Fund had substantially outperformed the competitor funds, although none of the competitor funds were leveraged, and that the total effective fee rate of the Fund was above the fee rate of the competitor funds. They also noted that the expense ratios of the competitor funds were lower than the Fund's expense ratio although the competitor funds were significantly smaller than the Fund, but that the shares of each of the competitor funds traded at discounts of over 9% as of October 31, 2004 whereas the Fund's shares traded at a small premium on such date. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (other than money market funds). As a result of that settlement, the Adviser's fees (i) for managing open-end high income funds are ..50% of the first $2.5 billion of average daily net assets, .45% for average daily net assets over that level to $5 billion, and .40% for average daily net assets over $5 billion; and (ii) for managing open-end low risk income funds are .45% of the first $2.5 billion of average daily net assets, .40% for average daily net assets over that level to $5 billion, and .35% for average daily net assets over $5 billion.

At their December 14-16, 2004 meetings, the directors requested a reduction in the advisory fees of the Fund to the fee levels charged to comparable open-end funds managed by the Adviser and deferred renewal of the Fund's Advisory Agreement pending receipt and consideration of proposals by the Adviser. At the



ACM INCOME FUND o 49


February 7-10, 2005 meeting, the directors considered the Adviser's proposal to amend the Advisory Agreement to reduce the fee on the Fund's daily gross income from 5.25% to 4.75% and to cap the fee at 0.95% on an annual basis instead of the current 1% cap. The directors also took account of a presentation by the Adviser that stressed the Fund's favorable performance over time, the expertise required to manage the Fund including its leverage, and the Fund's trading history compared to that of its competitors.

The directors noted that the reduction in the advisory fee proposed by the Adviser would have resulted in a benefit to the Fund of approximately $1 million if it had been in effect in the Fund's prior fiscal year, and that the reduction to the fee cap, while not relevant currently, could result in material savings to the Fund in the event of a sustained high interest rate environment. The directors concluded that the Fund's expense ratio was acceptable and noted that it would benefit going forward as a result of the advisory fee reduction approved at the meeting.

Economies of Scale

The directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.


50 o ACM INCOME FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS


---------------------------------------------
Wealth Strategies Funds
---------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

---------------------------------------------
Blended Style Funds
---------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

---------------------------------------------
Growth Funds
---------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

---------------------------------------------
Value Funds
---------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

---------------------------------------------
Taxable Bond Funds
---------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

---------------------------------------------
Municipal Bond Funds
---------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

---------------------------------------------
Intermediate Municipal Bond Funds
---------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

---------------------------------------------
Closed-End Funds
---------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ACM INCOME FUND o 51


SUMMARY OF GENERAL INFORMATION


ACM Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the designation "ACM IncFd." The Fund's NYSE trading symbol is "ACG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.


52 o ACM INCOME FUND


ACM INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


INCSR0605


ITEM 2.   CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.   EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.   DESCRIPTION OF EXHIBIT

     11 (b) (1)   Certification of Principal Executive Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

     11 (b) (2)   Certification of Principal Financial Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

     11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Income Fund, Inc.

By:   /s/ Marc O. Mayer
      --------------------------
      Marc O. Mayer
      President

Date: August 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      Marc O. Mayer
      President

Date:    August 29, 2005

By:   /s/ Mark D. Gersten
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: August 29, 2005